Exhibit 99.6
Aggregate Current Principal Balance: 8,731,817.
Average Outstanding Principal Balance: 150,549.
Minimum Outstanding Principal Balance: 28,598.
Maximum Outstanding Principal Balance: 428,982.
Average Original Principal Balance: 153,760.
Minimum Original Principal Balance: 29,000.
Maximum Original Principal Balance: 431,150.
Loans with Prepayment Charges: 56.45
Weighted Average Mortgage Interest Rate: 8.556
Weighted Average Net Mortgage Interest Rate: 8.088
Minimum Mortgage Interest Rate: 3.875
Maximum Mortgage Interest Rate: 13.625
Weighted Average Combined Amortized Loan-To-Value Ratio: 76.12
Weighted Average FICO Score: 483
Weighted Average Original Term to Maturity: 350
Weighted Average Remaining Term to Maturity: 328
Percentage of Second Liens: 0.83
Percentage of Performing Loans: 50.96
Percentage of Sub-Performing Loans: 27.78
Sub-Performing Loans that are also Payment Plan Loans: 11.30
Sub-Performing Loans that are also Bankruptcy Plan Loans: 0.00
Percentage of Re-Performing Loans: 21.26
Re-Performing Loans that are also Payment Plan Loans: 4.60
Re-Performing Loans that are also Bankruptcy Plan Loans: 14.14
Percentage of Delinquent Mortgage Loans: 49.04
30-59 Days Delinquent: 17.00
60-89 Days Delinquent: 10.78
Max ZIP Code Concentration (ZIP): 94546(4.9%)
Top 5 Geographic Concentrations: CA(29.2%),FL(9.2%),MI(7.8%),MA(5.0%),NC(4.7%) --------------------------------------------------:
% of Reperforming Loans 90 Days Delq or >: 21.26
--------------------------------------------------:
% Insured FHA VA Loans: 0.00
Top Originators: New Century(35.0%),Long Beach(12.6%),Fremont(11.8%)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Loans with MI and LTV > 80
----------------------------------------------------------------------------------------------------------------------------------
                                                                Wtd.  Wtd.       Wtd.     Wtd.
Combined                             % of                       Avg.  Avg.       Avg.     Avg.    Pct.                  Wtd.  % of
Amortized        Number    Total     Total   Average     Wtd.   Std.  Std.  Wtd. Comb     Comb    Cash    Pct.    Pct.  Avg.  Loans
Loan-to-Value     of      Current   Current  Current     Avg.   Orig  Rem   Avg. Orig     Amort   -out    Full   Owner  FICO   w
Ratio (%)        Loans    Balance   Balance  Balance    Coupon  Term  Term  Age  LTV      LTV     Refi    Doc     Doc   Score  MI
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
80.01 - 85.00       23    4,189,900    20.86   182,170    6.324   355   323   32  86.01    83.01   12.9    94.4      97   647  100
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
85.01 - 90.00       46    8,139,116    40.51   176,937    6.442   350   332   18  89.82    88.17   16.2    56.1    91.2   651  100
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
90.01 - 95.00       22    3,702,018    18.43   168,274    6.055   346   332   14  94.97    93.38   10.3    78.8    96.1   635  100
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
95.01 - 100.00      31    4,058,281     20.2   130,912    6.551   355   340   14  97.45    96.24      0    90.4     100   659  100
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
Total:             122   20,089,315      100   164,667    6.368   351   332   19  91.52    89.68   11.2    75.2    95.1   649  100
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 80.04
Maximum: 99.69
Weighted Average by Original Balance: 89.65
Weighted Average by Current Balance: 89.68


Loans w/out MI and LTV > 80
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00      104   16,515,629    37.53   158,804    8.514   354   341   13  84.76    84.02   61.6    64.2    95.7   569    0
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
85.01 - 90.00       89   16,207,336    36.82   182,105    7.589   351   340   11  89.72    89.02   49.9    50.8    93.5   624    0
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
90.01 - 95.00       42    6,214,349    14.12   147,961    7.778   344   334   10  94.86    94.28   57.2    86.2    99.3   618    0
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
95.01 - 100.00     110    4,920,710    11.18    44,734   10.149   242   233    9   99.9    99.53   15.2    72.7      99   625    0
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
100.01 >=            2      153,946     0.35    76,973    9.045   308   272   36  107.1   105.57     45     100     100   514    0
--------------- ------  ----------- -------- --------- -------- ----- ----- ---- ------ -------- ------ ------- ------- ----- ----
Total:             347   44,011,970      100   126,836    8.254   339   327   12  89.78    89.12   51.4    63.5    95.8   602    0
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 81.54
Maximum: 108.20
Weighted Average by Original Balance: 89.11
Weighted Average by Current Balance: 89.12

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.